UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 2006

                          JoS. A. Bank Clothiers, Inc.

             (Exact name of registrant as specified in its charter)



             Delaware                   0-23874               36-3189198
   (State or other jurisdiction       (Commission            (IRS Employer
         of incorporation)            File Number)        Identification No.)



                  500 Hanover Pike                                  21074
                 Hampstead, Maryland
      (Address of principal executive offices)                   (Zip Code)




        Registrant's telephone number, including area code (410) 239-2700
          (Former name or former address, if changed since last report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 8, 2006, JoS. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced, among other things, certain results of operations for the quarter ended April 29, 2006. A copy of the Press Release is attached as
Exhibit 99.1.

This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated June 8, 2006




                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           JoS. A. Bank Clothiers, Inc.

                           (Registrant)


                           By: /s/ Robert N. Wildrick
                           ------------------------------------
                           Robert N. Wildrick
                           Chief Executive Officer and Director



Dated:  June 8, 2006

EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated June 8, 2006